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                                                                    EXHIBIT 23.6








                 CONSENT OF BINDER HAMLYN, INDEPENDENT AUDITORS

As independent auditors, we hereby consent to the use of our report relating to the consolidated financial statements of Airtech PLC and to all references to our firm included in or made a part of this registration statement.



/s/ BINDER HAMLYN                                                  30 March 1999
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Binder Hamlyn
Chartered Accountants
London, England